Other Real Estate (ORE) (Detail) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Real Estate Owned Acquired by Foreclosure [Abstract]
Residential	$ 1,227	$ 1,121	$ 1,803
Construction & land development	106	127	754
Non-farm non-residential	1,149	950	800
Total Other Real Estate Owned and Foreclosed Property	2,482	$ 2,198	$ 3,357
Loans secured by one to four family residential properties in the process of foreclosure	$ 500